BAIRD’S 2020 GLOBAL HEALTHCARE CONFERENCE September 9, 2020 | Ed Pesicka Baird’s 2020 Global Healthcare Conference

This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding the impact of COVID-19 on the Company’s results and operations, as well as other statements related to the Company’s expectations regarding the performance of its business and improvement of operational performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent annual Safe Harbor reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section. 2 Baird’s 2020 Global Healthcare Conference

Recent Financial Performance & Consistency Q2 Highlights Track Record of Consistent Performance • DOUBLED our adjusted earnings per share • 3rd CONSECUTIVE QUARTER of year-over-year compared to Q2-19 adj. EPS improvement • EXPANDED operating margin by 68 basis points • 5TH CONSECUTIVE QUARTER of gross margin compared to prior year expansion • GENERATED $57 million of operating cash flow • 5TH CONSECUTIVE QUARTER of positive operating cash flow • REDUCED TOTAL DEBT by $137 million • Sequential quarterly adj. EPS GROWTH OF 400% • COMPLETED sale of Movianto compared to Q1 • SHIPPED our 5 billionth unit of PPE in July! • Reduced debt by $332 MILLION in the last five quarters Positioned to Deliver Double Digit adj. EPS Growth in 2021 on Top of Strong 2020 3 Baird’s 2020 Global Healthcare Conference

Mission & Values Mission Values Empowering our INTEGRITY: I Act with the highest standards of ethics. customers to advance Honor commitments. healthcare. DEVELOPMENT: D Aspire for improvement and growth. EXCELLENCE: Perform to the highest standards. Embrace E our mission to empower our customers to advance healthcare into the future. ACCOUNTABILITY: Own our actions and results. A Be responsible for what we do. LISTENING: Listen to our customers and to one another. L Understand needs and deliver solutions. 4 Baird’s 2020 Global Healthcare Conference

Our Business Global Solutions Global Products DISTRIBUTION my 5 Baird’s 2020 Global Healthcare Conference

OMI Overview A global healthcare solutions company with integrated distribution, products, and services aligned to deliver value to the healthcare industry 15,000+ Healthcare 1,400+ 4,000+ 95+ Teammates Customers in Branded Healthcare Facilities Worldwide 70+ Manufacturers Providers Worldwide Countries Served WE’RE WITHIN Approximately 85% of in-network 4 HOURS insured Americans can be DELIVERY TIME OF serviced by Byram Healthcare 90% OF US HOSPITALS Large North American manufacturing presence 6 Baird’s 2020 Global Healthcare Conference

Our Value Chain is a Key Differentiator Unique Ability to Quickly Deliver Critical Product to the Frontlines DESIGN RAW MANUFACTURING DISTRIBUTION DELIVERY CUSTOMER PATIENTS MATERIALS Our value chain delivers benefits to our customers:  We control the materials, design, strict quality standards and product specifications in our own facilities, with our own Teammates  We self-manufacture most of our proprietary branded products, many in the Americas  We have strategically-located distribution centers in North America for rapid deployment  We enable our customers to continue the critical work of caring for patients! 7 Baird’s 2020 Global Healthcare Conference

PPE Market Outlook & Actions Americas based manufacturing provides supply chain resiliency PPE Production Capacity & Sustainability • Increased PPE Production: • Continuing to add incremental production lines • Optimizing new production lines • Continued process improvements • Retooling of existing equipment • Ramp up of our new non-woven fabric machinery • Heightened demand for PPE expected to continue: • Health care protocols calling for increased use of PPE • New regulations for increased use of PPE • Healthcare professional preference for medical grade PPE • Stockpile PPE demand will continue to grow • New channels for PPE in healthcare, non- healthcare and international markets 8 Baird’s 2020 Global Healthcare Conference

Why OMI? 1. Strong Operational Execution Fueling Solid Financial Performance 2. Re-establishing a Consistent Record of High Quality Service and Customer Dedication 3. Market Demand for Our Products Expected to Remain High; Americas Manufacturing Footprint is a Key Differentiator 4. Ongoing Investment to Best Serve Our Customers for the Long Term 5. Customized Solutions & Control of Our Value Chain with Integrated Production & Distribution Positioned to “Empower our Customers to Advance Healthcare” 9 Baird’s 2020 Global Healthcare Conference

Thank You. 10 Baird’s 2020 Global Healthcare Conference